Credit Suisse 12th Annual Global Services Conference Presentation Broadridge Financial Solutions, Inc. February 2010 Richard J. Daly Chief Executive Officer Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal year 2010 financial guidance, and which may be identified by the use of words like “expects,” “assumes,”
“projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.
These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in
Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (the “2009 Annual
Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2009 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’ customer information; Broadridge’s ability to continue to obtain data center services from its former parent company, Automatic Data Processing, Inc. (“ADP”); any significant slowdown or failure of Broadridge’s systems; Broadridge’s failure to keep pace with changes in technology and demands of its clients; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain non-GAAP (generally accepted accounting principles) financial measures in describing
Broadridge’s performance. Management believes that such non-GAAP measures, when presented in conjunction with comparable
GAAP measures, provide investors with a more complete understanding of Broadridge’s underlying operational results.  These non-
GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such non-GAAP measures to the comparable GAAP figures are included in this presentation.
Financial information for periods prior to Broadridge’s spin-off from Automatic Data Processing, Inc. (“ADP”) on March 30, 2007
represent financial information of the Brokerage Services Group division of ADP.

Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge
Financial Solutions, Inc. Ridge is a trademark of Broadridge Financial
Solutions, Inc.
© 2010 Broadridge Financial Solutions, Inc.

4 Agenda Broadridge Overview and Summary Business Overview Business Expansion Strategy Overview Financial Overview Conclusion

Broadridge: Investment Thesis
Generate
very strong and
highly predictable
free cash flows
Strong core Investor
Communications business
which generates over 70% of
annual revenues and earnings
Market leader with high
client retention rates
driven by product innovation
Approximately 80%
in recurring annual revenues
Dependable mid-single-digit
revenue growth business
(5% CAGR since 2002)
Highly experienced
management team
(averaging 14 years)
focused on delivering
shareholder return
Scalable business model
with core business
generating margin expansion
(>16% margins, averaging ~50bps
annual growth last 3 fiscal years)
Averaged over $250M per year
during the last 3 fiscal years
Aim to invest in existing businesses and acquisitions to generate mid to high-
single-digit revenue growth and return excess cash to shareholders

Broadridge: Free Cash Flow & Capital Allocation
Note: Free Cash Flow excludes financing activities in the Clearing and Outsourcing Solutions segment
Dividends
•Doubled annual dividend
from $0.28 to $0.56 per
share for FY10, or
approximately 35% payout
of FY09 GAAP net earnings
Stock
Repurchases
•Authorized repurchase of
up to 10 million shares, or
approximately 7% of the
shares outstanding
Acquisitions
•Strategic acquisitions to
leverage the Broadridge
brand and distribution
channels
Strong predictable free cash flow allows for flexible capital allocation options
FY06 FY07 FY08 FY09 FY10
Free Cash Flow
(1)
($ in millions)
(Non-GAAP)
High: $270
Low: $235
$252
Forecast
$290
$251
$248
(1) Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided by operating activities excluding Ridge Clearing financing activities, less capital expenditures and intangibles. A reconciliation to the nearest GAAP numbers are provided in the Appendix.

Broadridge
Mission
Partner with
Financial Institutions
to:
Reduce
Risk & Cost
Increase
Performance
• Enable the financial services
industry to achieve higher levels
of performance by allowing firms
to focus on their core business
• Help clients manage their
regulatory compliance risk by
improving clients’ processing,
communication accuracy and
data security
• Deliver cost savings to financial
institutions through outsourcing
their non-differentiating back-
office processes
• Develop long lasting relationships
with world class companies built
on mutual success
Our Mission is To Reduce Clients’ Risk While
Lowering
Their Total Cost of Ownership

Individual (Retail) and Institutional
Clients
Broker-Dealers, Banks, Mutual Funds, Corporate Issuers
Integrated Solutions Spanning
the Investment Lifecycle
Investment
Decision
(Pre-Trade)
Trade Processing
&
Books and Records
Asset
Servicing
(Post-Trade)
New Accounts Welcome Kits Proxy Fulfillment Archival Confirms
Across the
investment
lifecycle...
...By partnering
with the world’s
leading financial
institutions...
...And delivering
broad and
innovative
global solutions
Investor Communications
Proxy management, corporate governance, and stockholder communications
Securities Processing
Global trade processing for equities, options,
mutual funds, and fixed income securities
and operations outsourcing solutions
Processing Reporting Statements
...Broadridge
touches
investors...

Resilient and Predictable Business Model
Business is resilient and largely independent of the stock market being at its highs or
lows……….predictable revenue stream drives predictable free cash flow
Shareholder Positions
Images and Pieces
Processed
Revenue Drivers
A  Market Leader
with
High Retention Rates
Recurring Revenue
Complex Proprietary
Processing Platforms
High Client Satisfaction
and Highly Engaged
Associates
Investor Communication
Solutions
Securities Processing
Solutions
Indispensable Provider for
Mission Critical Processing
Processing Fees
(Trades Per Day)
# of Accounts
Recurring
Revenue
(~80%)
Event-
Driven
Revenue
(~20%)

Dow Jones Industrial Average
Broadridge Total Revenues ($)millions

Broadridge

Business is Resilient in Changing
Markets
Our revenue growth has been resilient through various economic and market cycles
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
7,000
8,000
9,000
10,000
11,000
12,000
13,000
14,000
FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09
Dow Jones Industrial Average Broadridge Total Revenues
Stock Market
Rebounds
Decimalization
of Trades
Internet Bubble
Impact
Financial
Crisis
Note: Fiscal year is based on June 30
th
year end

Revenue Growth Drivers
Average historical growth of 5%, which included two severe
down market cycles
(1)
In high growth economic cycles revenue growth averages 10-
12% and flat to negative 3% in severe down markets
Historical sales growth component consistent in all market
cycles
ICS sales expected to be driven by market share gains in
transaction reporting and registered proxy
SPS sales expected to be driven by our unique Operations
Outsourcing offering
ICS internal growth is driven by stock record growth for equities and mutual funds and SPS is driven by trades per day (TPD),
which is somewhat offset by price concessions
Event-driven revenue activity declines in severe down markets and rebounds to new highs in robust markets.
Last trough to peak cycle had 20% CAGR (FY03-FY07)
Mutual Fund Proxy is the most volatile component of event-
driven revenue activity
FY02 - FY09 (%)
Average Revenue
Growth From:
+ Acquisitions 1%
= Total Revenue Growth
5%
= Net New Business
1%
+ Internal Growth
(2)
2%
+ Event-Driven
1%
Sales
4%
- Losses (3%)
Low
double-digit
revenue growth in robust markets and flat to
slightly
negative growth in severe
down markets.  Historically, growth from Sales is consistent in all markets cycles.
(1) Average annual growth rate over 7 years, which contemplates up and down economic cycles
(2) Internal growth represents “same client” additional market driven growth

(1) Financial guidance provided  in Broadridge’s  February 4,  2010  earnings release
Business Expansion Focus
Closed
Sales
Long-Term
Growth
Challenges
Broadridge
is well-positioned and on the high ground as a result of our recurring revenue
base, great value propositions, new initiatives, free cash flow and solid balance sheet
•Strong and growing pipeline with large
opportunities in all segments
•Winning a meaningful percentage of
each year’s market-driven sales activity
•Growth in recurring closed sales >30%
in FY09, representing the second
consecutive year of record sales
•Leverage our core capabilities and
unique communications network
•Investments in the business have
started to introduce new and exciting
opportunities
•Meaningful growth opportunities in the
mutual fund area via data hub strategy
•Accelerating Operations Outsourcing by
leveraging our unique multi-tier
capabilities
•SPS business, despite retaining its market
leadership position, faces challenges of
price compression and how to monetize its
unique opportunities for growth
•Overcoming conversion decision hurdles
for large clients and industry consolidation
$77
$88
$63
$82
$109
$23
$37
$49
$63
$43
FY05 FY06 FY07 FY08 FY09 FY10
Closed Sales
(Fee Only $ in millions)
Recurring (RC) Event Driven (ED)
$100
$145
$125
$112
CAGR = 11%
ED = 17%
RC = 9%
High: $205
Low: $185
$152
Forecast (1)

(1) Based on financial guidance provided during Broadridge’s February 4, 2010 earnings release  call.  Segment financials  do not include FX  and other corporate  expense
(2) Percentages represent revenue contribution within each reporting segment
(3) Based on SIFMA’s 2007-2008 Annual Yearbook’s top member firm list ranked  by capital. This top 10 list does not include the impact of the Lehman  Brothers
(declared bankruptcy), Merrill  Lynch (acquired by Bank of America)  and Bear Stearns (acquired by JP Morgan)  transactions,  all of  which  occurred in 2008
This is Broadridge
•We are a market leader in processing and
distributing shareholder communications, and
provider of choice for mission-critical
securities processing solutions
•Over 40 years of experience and a solid
customer base with long standing
relationships
•Our core business is resilient and largely
independent of the stock market being at its
highs or lows
•Strong and predictable Free Cash Flow of
~$250M in each of the last 3 fiscal years
FY10 Forecast Segment Revenues
(1)
FY10 Forecast Segment Margins
Investor
Communications
$1,698-1,737M
(76%)
Securities
Processing
$536-549M
(24%)
Investor
Communications
Margin  16.9-17.8%
Securities
Processing
Margin  16.6-17.9%
Outsourcing
Innovative industry service provider of
outsourcing of critical  back-office labor
functions that are integrated with our
processing technology platform:
Operations Outsourcing offering - growth
opportunity to expand existing relationships
and add new clients
Outsourcing (~5%)
Investor Communications
(2)
Securities Processing
Leading global back-office processing service
bureau, as 8 of top 10 U.S. broker-dealers use
equity and fixed income components of our
technology processing platform (3) :
Hosted applications for self-
clearing firms using Broadridge’s service
bureau for:
•Equity (~80%)
•Fixed Income (~15%)
World’s largest processor and provider of investor
communications with over one billion communications
processed annually:
Primary business unit is a clear market leader with
over 70% of Broadridge revenues and pre-tax earnings
Proxy communications and vote processing and
interim communications (~65%)
Transaction reporting and fulfillment services (~30%)
Other (~5%)
Securities Processing
(2)
Only service provider offering service bureau and operations outsourcing on a single multi-entity and multi-currency platform

(1)
Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2)
Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3)
Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4)
Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book
ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing”
supporting
the voting
process for corporate governance
PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Broker/Bank 1 Issuer 1 / Fund 1
Broker/Bank 2 Issuer 2 / Fund 2
Broker/Bank 3 Issuer 3 / Fund 3
Broker/Bank 4 Issuer 4 / Fund 4
Broker/Bank 5 Issuer 5 / Fund 5
Broker/Bank 6 Issuer 6 / Fund 6
Broker/Bank 7 Issuer 7 / Fund 7
Broker/Bank 8 Issuer 8 / Fund 8
Broker/Bank 9 Issuer 9 / Fund 9
Brokers/Banks
800+
(1)
Issuers 10,000+
(3)
Funds 700+
(4)
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)
Proxy Distribution
Over 40% of
accounts
require
special
processing
Vote Processing
Managing
350M
active
positions
(2)
Majority of
all shares
are held in
street - side
Shareholder
Preferences
Database
Shareholder
Consent
Database
Equity and Mutual Fund Shareholders
Broadridge
manages
>1,500
Corporate
Issuers
Broadridge
processes on
average 70%
of U.S. shares
outstanding
Electronic or
Physical Vote Return
Data Hub and Platform
Electronic or
Physical Delivery
Registered Processing
> 50% of Hard Copy
Mailings Eliminated
via E - Delivery and
Suppressions
85% of Shares Voted
Electronically
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Street - side Processing

Distribution
$757M (49%)
Other
$46M (3%)
Fulfillment
$110M (7%)
Transaction
Reporting
$132M (9%)
Interims
$136M (9%)
Proxy
$350M (23%)
ICS FY09 Product Revenues
ICS Product and Client Revenue Overview:
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
Primarily
Postage
Increase in electronic
distribution reduces postage
revenue and increases profits
Bank/Broker-
Dealer
$1,383M
(90%)
Mutual Fund
$96M (6%)
Corporate
Issuer
$52M (4%)
ICS FY09 Client Revenues
…and we have deep and longstanding
client relationships

ICS Market Share Overview by Products and Markets
Product depth and relationships with Bank/Broker-Dealers provide high client retention with large potential upside
We have deep penetration in our core business and clients, yet large potential to grow market share
(1)
(2) Includes fee and distribution revenues
CLIENTS
FY09
$M
(2)
Market
Share
Bank/Broker-Dealer 1,383 $
Mutual Fund 96
Corporate Issuer 52
TOTAL 1,531 $
(1) All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
PRODUCTS
FY09
$M
(2)
Market
Share
Proxy 580 $
Interims 394
Transaction Reporting 299
Fulfillment: Post-Sale 147
Fulfillment: Pre-Sale 47
Data Management/Other 63
TOTAL 1,531 $
Market Share
Low-to-High Penetration

Securities Processing
& Outsourcing
–
Target Market Landscape
How Firms Clear Trades
Fully-Disclosed Broker/Dealer Firms
(Firms that clear their trades through another B/D firm that then clears through DTC)
Self-Clearing Broker-Dealer Firms
(Firms that clear trades directly through the DTC)
Trade Clearing Method #1
Traditional B/D Firms
•Primarily clear trades for accounts
that their firm manages
(e.g., Bank of America)
Clearing B/D Firms
•Primary business is clearing trades
for other B/D firms
(e.g., Penson/Pershing/Fidelity)
Firms that need the balance sheet of
another firm to operate and clear
(Small – Medium Firms)
Firms that have the capital to be self-
clearing, but need the technology and
people expertise of another firm
(Medium – Large Firms)
Type of Self-Clearing Firms
Firm Type #1
Firm Type #2
Trade Clearing Method #2

Broadridge
- Revenue Summary for Penson Transaction
We expect the Outsourcing business to be at scale at the completion of the Penson conversion
Outsourcing Revenue
Related to client contracts sold
~$35-40M
Broadridge
Clearing & Outsourcing
After Penson Transaction
Penson
Existing
Outsourcing Revenue
~$25M
Acquired Revenue - ~ $75M
100+ Correspondents
Total Revenues Before Penson
~100M
Total Revenues After Penson
~$90-100M
Broadridge
Clearing & Outsourcing
Before Penson Transaction
BR Sells clearing
client contracts
New
Outsourcing Revenue
~$30-35M
Clearing Related Revenue
~ $75M
Outsourcing processing services for
Acquired Client Contracts
Outsourcing processing services for
Existing Penson Clients
Existing
Outsourcing Revenue
~$25M
Signs 10-Year
Outsourcing Contract
12-18 month
conversion
Starts at deal
closing

(1) Based on SIFMA’s 2007-2008 Annual Yearbook ranked by capital. This top 10 list included Lehman Brothers
      (declared bankruptcy), Merrill Lynch (acquired by Bank of America), and Bear Stearns (acquired by JP Morgan).
     All transactions mentioned occurred during 2008
(2) All market share information is based on management’s  2008 estimates and is part of much larger market. No attempt has been made to size such market
SPS FY09 Product Revenues
High client retention rates (>95%)
with growth opportunity coming
from firms that perform processing
in-house
•
BR market share represents
51% of firms that outsource
back-office processing
•
In-house processing firms
account for 40% of industry
total trade volume
•
In-house processing firms are
comprised of small to large
brokerage firms
Fixed-Income platform is the
industry standard
•
BR processes for 10 of the 18
primary dealers of fixed income
•
BR’s clients account for
approximately 66% of the Fixed-
Income trading volume
•
BR processes on average
approximately $3.5 trillion in
trades daily
BR is the only provider of Operations
Outsourcing  for self-clearing firms
•
$1 Billion market potential is
based on U.S. self-clearing and
fully-disclosed firms
•
Revenue target of ~$90-100M
upon completion of the Penson
conversion in FY12
Securities Processing
Market Share Overview (2)
M
A
R
K
E
T
S
H
A
R
E
Broadridge is the platform of choice for
firms outsourcing their securities processing
Equity Processing
by # of Firms
(191 total)
Fixed Income
Annual trade volume
(226M)
Broadridge
53 (28%)
Competitors
51 (27%)
In-house
87 (45%)
Broadridge
150M (66%)
Competitors
2M (1%)
In-house
74M (33%)
Equity
(~81%)
Transactions, $260M
Non-transactions, $192M
Fixed Income
(~14%)
Transactions, $52M
Non-transactions, $29M
Outsourcing
(~5%)
$25M
We service 8 of the top 10 largest financial institutions
with a strong potential to increase market share
(1)
Broadridge
$25M (2%)
Untapped
Market
~$1 Billion
(98%)
Outsourcing
Market
(~$1 Billion total)

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Broadridge

Securities Processing Solutions Top 15 Clients
Broadridge has faired well
during the recent industry
consolidations and financial
crisis
The top 15 SPS clients generate
approximately 70% of the SPS
segment’s revenues
11 of 15 top clients have multi-
years remaining under their
existing agreements; contract
extensions for additional clients
are in progress
Closed contract with Barclays to
handle new trade volume as
result of Lehman purchase and
executed direct contract with
Neuberger Berman for
processing
Closed contract with JP Morgan
for Bear Stearns fixed income
processing
Bank of America/Merrill Lynch
transaction resulted in loss of
equity processing business and
win of fixed income processing
business
SPS client relationships are stable in volatile market
Alliance Bernstein
Bank of America/Merrill Lynch*
Barclays Capital Services
BMO Nesbitt Burns
BNP Paribas
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
HSBC Securities
J.P. Morgan Chase
Jefferies & Company
Royal Bank of Canada
Scotia Capital
UBS Securities
Note: The above schedule is an alphabetical listing of the top 15 SPS clients based on FY09 revenues
* Bank of America/Merrill Lynch includes loss of equity processing business as previously disclosed
Equity Processing Fixed
Income
Processing
Retail Institutional
Top
Clients

Business Expansion Strategy
Focused on core processing and communication businesses and making investments in business that leverage these strong industry positions
Offer New
Solutions
Leverage
Industry
Position
Margin
Improvement
Foundation
Five Pillars
• Improve world class
service scores for
every product every
year
• Zero losses to
competition
• Be “indispensable”
• Increase total
sales year-over-
year
• Increase existing
client penetration
• Value
propositions with
“teeth”
• Improve margins in all
products every year
Data center
Leverage
technology
Smart/Off-shoring
Strict financial
controls
Challenge the status
quo
• Create (build or buy)
unique solutions enabled
by our heritage
Global outsourcing
Electronic delivery
solutions
Global proxy
Mutual Funds
Global Processing
Expansion
CULTURE
Trusting / Engaging / Accountable / Client-Centric / Committed / Caring / Passionate/ Ethical
“A Great Place to Work”
Vision
Be Indispensable!
We enable the financial services industry
to achieve superior levels of performance through our passion to deliver extraordinary value to our clients, shareholders, and associates
Accelerate
Sales
• More than 2 dozen new
products introduced since
spin-off
Virtual Shareholder
meeting
The Investor Network/
Shareholder Forum
Know-On-Pay
12b-1/ 22c-2 reporting
Compliance
Client On-boarding
Data aggregation/
analytics
Client
Retention
Successful execution of strategy is expected to accelerate average revenue growth forecast from mid-single digits to high single-digits

(1)
The comparison between the results of operations for fiscal 2006 and prior periods is affected by the impact of our adoption of SFAS No.123R effective July 1, 2005.   See the Selected
Financial Data table in our 2009 Annual Report on Form 10-K for additional information
(2)
Earnings before provision for interest and income taxes, as adjusted, is a Non-GAAP financial measure. In fiscal 2009, it excludes a one-time gain of $8.4 million on purchase of senior notes. In fiscal 2008 and fiscal 2007, it excludes $13.7 million and $14.0 million, respectively, of one-time transition expenses.  We believe that this measure is useful to investors because it excludes the impact of certain transactions or events that we expect to occur infrequently in order to provide  meaningful comparisons  between current results and previously reported results.  Management, therefore, believes such Non-GAAP measure provides a useful means for evaluating Broadridge's  comparative operating performance
      Note: Historical financials have not been adjusted for the pending disposition of the clearing services business
$352
$371
$347
$304
$275
FY09 FY08 FY07 FY06 FY05
Earnings Before Interest andTaxes
as adjusted
(1)(2)
($ in Millions)
`
$1,726 $1,724
$1,651
$1,565
$1,393
$423
$483
$487
$368
$324
FY09 FY08 FY07 FY06 FY05
($ in Millions)
Financial Performance is Driven by Recurring Revenues
Recurring Revenues:
81%                 81%                77%               78%                80%
Margins:
16.0%              15.7%              16.2%             16.8%  16.4%
$1,717
$2,149
Recurring
EventDriven)
Net Revenues

Financial Guidance
$ in millions
(except
EPS
)
Actual Forecast
(1)
FY09 FY10
Net Revenues $2,073 $2,211 - $2,268
% growth -3% 7% to 9%
Earning Before Interest & Taxes (Non-GAAP) $352
(2)
$341 - $363
(3)
% margin 17.0% 15.4% to 16.0%
Earning Before Interest & Taxes (GAAP) $361 $309 - $331
% margin 17.4% 14.0% to 14.6%
Diluted EPS  (Non-GAAP)
$1.51
(4)
$1.50 - $1.60
(5)
% growth 6% -1% to 6%
Diluted EPS from Continuing operations  (GAAP) $1.58 $1.56 - $1.66
Diluted EPS  (GAAP) $1.58 $1.40 - $1.50
Free Cash Flow  (Non-GAAP)
(6)
$252 $235 - $270
(1)
Financial guidance provided in Broadridge’s February 4, 2010 earnings release
(2)
Non-GAAP Fiscal Year 2009 EBIT excludes one-time gain of  $8 million from purchase of senior notes
(3)
Non-GAAP Fiscal Year 2010 EBIT guidance excludes one-time item of  $32 million loss from Penson transaction
(4)
Non-GAAP Fiscal Year 2009 EPS excludes one-time gain of  $0.04 from purchase of senior notes and $0.03 per share from the state tax credit true-up benefit for prior fiscal year
(5)
Non-GAAP Fiscal Year 2010 EPS guidance excludes one-time item of  $0.16 per share loss from Penson transaction offset by a foreign tax credit of $0.06 per share
(6)
Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided by operating activities excluding Ridge Clearing financing activities less capital expenditures and intangibles.  A reconciliation to the nearest GAAP numbers are provided in the Appendix

Focused on Capital Stewardship and Long-Term Shareholder Value
Cash Level on
Balance Sheet
• We expect to keep approximately $100M of cash on hand
Strong Predictable
FCF Allows for
Flexible Capital
Allocation
Options
• Investing for organic growth
• Tuck-in acquisitions to sustain organic growth expand product offering
• Continue to grow dividend payout
• Pursue stock repurchases to offset any dilution from equity compensation plan and opportunistic repurchases versus scheduled steady repurchases
Manage to a
Debt to EBITDA
Ratio 1:1 Debt
• Maintain investment grade rating with rating agencies as this is important to our large clients and prospects
Mid-single-digit
organic revenue
growth
• Capitalize on fundamentals driving long-term market growth
• Invest in and drive new sales of existing solutions
• Rollout new solutions to enable client efficiencies and facilitate client growth
• Capture the global securities processing opportunity
Improve Margins • Initiatives to sustain and drive continued efficiencies and enhance our scalability
Aim to invest through existing businesses and acquisitions to generate mid to high single-digit revenue growth and return excess cash to shareholders

Summary
Broadridge is a dependable mid-single-digit revenue grower
with a scalable business model providing opportunity for margin expansion
We expect to continue to invest in our existing businesses and execute strategic acquisitions to generate mid to high single-
digit average revenue growth
We expect to generate strong free cash flows and aim to return cash to shareholders through dividends, repurchasing shares to offset dilution and to opportunistically repurchase shares

26 Appendix Appendix

Continuing & Discontinued Operations
"Evolution of the Penson Deal"
FY'09 Actual results to Continuing Operations GAAP FY'09 GAAP Continuing Operations to Fully Converted Penson Phases 1 & 2
(1) (2) (3) (4) (5) (6) (7)
Pre-Penson Transaction
-
Discontinued Operations
=
Continuing Operations
+
Penson Phase 1
=
FY10 Proforma + Penson Phase 2 = FY12 Proforma
(FY09 Reported) (FY09 GAAP) (A) (Subtotal) Converting FY11
Q3 or Q4
(B)
Revenue
$100M - = $25M + $40M = $65M + $25M - $35M = $90M-$100M
($75M Clearing Related)
$75M Contracts Sold to Penson
(Existing Outsourcing)
($25M Existing Outsourcing)
($25M Existing Outsourcing)
($40M PensonPhase #1)
Expense
$110M - $75M Allocated Expenses = $35M $35M
Note:
$25M Expenses eliminated
$50M Remaining expenses
$50M  $50M
to be re-allocated
once Penson live
$75M $35M + $50M = $85M + $15M = $100M
Operating Losses
($10M) - $0M = ($10M) + ($10M) = ($20M) + $10M-$20M = ($10M) -to- $0M
FY10 Continuing Operations (GAAP)
(Assumes Midpoint of Guidance Range)
{ }
Revenue $35M Revenue
$25M in existing outsourcing
Expense $50M +3 months in FY10 related to $40M
Penson transaction - Phase 1
EBIT ($15M) (or $10M)
(A)
(B) - Phase 2 is related to outsourcing services to support the existing Penson clients once converted onto the Broadridge processing platform.
Note: $ amounts have been rounded for illustrative purposes only
- Phase 1 is related to outsourcing services to support the client contracts acquired by Penson from Broadridge.

Securities Processing
Self-Clearing with
Service Bureau
Outsourcing
Self-Clearing with Ops.
Outsourcing & Service
Bureau
Broadridge’s Simplified Securities Processing Model
Clearing
Fully-Disclosed Clearing
Financing
Activities and
Compliance
Technology &
Data Center
Operational
Infrastructure
Client
Responsibility
Client
Responsibility
Client
Responsibility
Provided by
Broadridge
Provided by
Broadridge
Provided by
Broadridge
Provided by
Clearing Firm
(Previously provided by Ridge)
Target Large
Broker-Dealer Firms
Large ~ Medium
Broker-Dealer Firms
Medium ~ Small
Broker-Dealer Firms
Outsourced to
Broadridge
(Previously provided by Ridge)
Outsourced to
Broadridge
(Previously provided by Ridge)
Third Party
Clearing
Clients
Outsourcing business has high growth potential and our simplified processing model continues to allow us to serve the entire investment process

Free Cash Flow (Non-GAAP) – YTD and FY10 Forecast
(In millions)
Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 78 $                   216 $             230 $
Depreciation and amortization (includes other LT assets) 28 60 62
Stock-based compensation expense 13 31 33
Other (19) (5) (5)
Subtotal 100 302 320
Working capital changes 14 (12) (8)
Long-term assets & liabilities changes 5 - 3
Net cash flow provided by continuing operating activities 119 290 315
Cash Flows From Investing Activities
Capital expenditures & purchase of intangibles (14) (55) (45)
Free cash flow 105 $                 235 $             270 $
Acquisitions (6) (6) (6)
Freed-up Clearing capital (b)
3 180 250
Long-term debt repayment - - -
Dividends paid (29) (67) (67)
Other 5 6 6
Stock repurchases net of options proceeds (104) (104) (104)
Net change in cash and cash equivalents (26) 244 349
Cash and cash equivalents, at the beginning of year 173 173 173
Cash and cash equivalents, at the end of period 147 $                 417 $             522 $
(a) Guidance does not include effect of any future acquisitions, additional debt or share repurchases
(b) Assumes second half FY10 closing of Penson transaction
December 2009
Six Months Ended FY10 Range
(a)
Free Cash Flow
$235-270M
Cash Flows From Other Investing and Financing Activities

Historical Free Cash Flow Non-GAAP to GAAP Reconciliation
Reconciliation of Non-GAAP to GAAP Measures
Free Cash Flow
($ in millions)
(Unaudited)
FY06 FY07 FY08 FY09
Actual Actual Actual Actual
Net cash flow provided by operating activities (GAAP) 426 $             161 $             482 $             359 $
Securities clearing activities
(a)
159 (128) 146 77
Net cash flow provided by operating activities, excluding
securities clearing activities 267 289 336 282
Capital expenditures & Intangibles (41) (38) (46) (30)
Discontinued Operations
(b)
22 - - -
Free cash flow
(b)
248 $             251 $             290 $             252 $
(a) Cash and securities segregated for regulatory purposes, securities deposited with clearing organizations and securities receivables and securities payable
(b) FY06 excludes loss from discontinued operations of $14M, net of income taxes and include proceeds from sale of businessess of $8M

Broadridge FY10 Guidance from Continuing Operations
Revenue
($ in millions)
EBIT
FY09 FY10 Range FY09 FY10 Range
Actual Low High Actual Low High
$1,531 $1,698 $1,737 ICS $249 $287 $309
-3% 11% 13%
Growth %  /  Margin %
16.3% 16.9% 17.8%
$559 $536 $549 SPS $134 $89 $98
5% -4% -2%
Growth %  /  Margin %
23.9% 16.6% 17.9%
$2,090 $2,234 $2,286 Total Segments $383 $376 $407
-1% 7% 9% Growth %  /  Margin %  18.3% 16.8% 17.8%
$1 $2 $2 Other ($29) ($25) ($37)
($18) ($25) ($20) FX * ($2) ($10) ($7)
$2,073 $2,211 $2,268 Total Broadridge EBIT (Non-GAAP) $352 $341 $363
-3% 7% 9%
Growth %  /  Margin %
17.0% 15.4% 16.0%
Interest & Other ($6) ($11) ($10)
Closed Sales Range Total EBT (GAAP) $346 $330 $353
Low High Margin % 16.7% 14.9% 15.6%
ICS $135 $145
SPS $50 $60
Income Taxes ($123) ($114) ($122)
Total $185 $205
Tax Rate
35.5% 34.6% 34.7%
Total Net Earnings $223 $216 $230
Margin % 10.8% 9.8% 10.2%
Diluted Shares 142 139 139
Diluted EPS (GAAP) $1.58 $1.56 $1.66
Diluted EPS before 1-Times (Non-GAAP) $1.51 $1.50 $1.60
EPS Reconciliation Low High
Diluted EPS (GAAP) $1.40 $1.50
Discontinued Operations Diluted EPS (GAAP) $0.16 $0.16
Diluted EPS from continuing operations (GAAP) $1.56 $1.66
Tax Restructuring ($0.06) ($0.06)
Diluted EPS before 1-Times (Non-GAAP) $1.50 $1.60
* Includes impact of FX P&L Margin and FX Transaction Activity.

Closed Sales-To-Revenue Overview
General Conversion Time Frames
Closed Sales-to-Revenue Conversion
General Time Frames
Investor Communication Solutions
Registered Mutual Fund Sales 1 to 6 Months
Registered Equity Sales Issuer's Next Annual Meeting
Transaction Reporting and Fulfillment Sales 3 to 9 Months
Global Proxy Sales 1 to 6 Months
Securities Processing Solutions
Small Broker-Dealer Firms 3 to 6 Months
Mid-sized Broker-Dealer Firms 6 to 9 Months
Large Broker-Dealer Firms 9 to18+ Months
Outsourcing
Mid-sized Broker-Dealer Firms 6 to 9 Months
Large Broker-Dealer Firms 9 to18+ Months
(1) Transaction Reporting sales are comprised primarily of production of statements and confirms
Segment Sales Categories
(1)

Broadridge ICS Key Statistics
RC= Recurring
ED= Event-Driven
FY07 FY08 FY09 Type
Fee Revenues
(1)
Proxy
Equities 227.0 $    256.0 $    268.4 $    RC
Stock Record Position Growth 0% 2% -2%
Pieces 289.9 297.8 288.0
Mutual Funds 78.8 $     92.1 $     55.0 $     ED
Pieces 127.3 176.6 73.5
Contests/Specials 28.5 $     19.7 $     26.9 $     ED
Pieces 31.9 21.2 30.8
Total Proxy 334.3 $    367.8 $    350.3 $
Total Pieces 449.1 495.6 392.3
Notice and Access Opt-in % NA 28% 50%
Suppression % 44% 49% 50%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 69.7 $     73.9 $     78.1 $     RC
Position Growth 9% 9% 4%
Pieces 366.3 401.1 440.5
Mutual Funds (Supplemental Prospectuses) & Other 51.2 $     48.9 $     58.0 $     ED
Pieces 332.8 301.3 349.6
Total  Interims 120.9 $    122.8 $    136.1 $
Total Pieces 699.1 702.4 790.1
Transaction
Transaction Reporting 129.6 $    124.7 $    132.0 $    RC
Reporting
Fulfillment
Post-Sale Fulfillment 59.9 $     70.4 $     72.9 $     RC
Pre-Sale Fulfillment 37.4 $     37.5 $     36.6 $     ED
Total Fulfillment 97.3 $     107.9 $    109.5 $
Other Other
(2)
49.9 $     44.2 $     46.3 $     ED
Communications
Total Fee Revenues 732.0 $    767.4 $    774.2 $
Total Distribution Revenues
820.2 $    807.8 $    756.8 $
Total Revenues (Non-GAAP)
1,552.2 $ 1,575.2 $ 1,531.0 $
Transfer price adjustment
2.0 - -
Total Revenues (GAAP) 1,554.2 $ 1,575.2 $ 1,531.0 $
Total RC Fees 486.3 $    525.0 $    551.4 $
Total ED Fees 245.7 $    242.4 $    222.8 $
(2) Other includes pieces of 18.6M for FY07, 12.6M for FY08 and 14.4M for FY09 primarily related to corporate actions
(1) These items represent fee revenues only and exclude distribution revenues which are set out separately.  The historical numbers have been adjusted to exclude distribution revenues

Broadridge SPS Key Statistics
RC= Recurring
ED= Event-Driven
FY07 FY08 FY09 Type
Equity
Transaction-Based Equity Trades 262.9 $ 261.5 $ 260.4 $ RC
Trade Volume (Average Trades per Day in '000) 1,454 1,559 1,648
Non-Transaction Other Equity Services 172.9 $ 177.2 $ 191.7 $ RC
Total Equity 435.8 $ 438.7 $ 452.1 $
Fixed Income
Transaction-Based Fixed Income Trades 45.2 $   51.1 $  52.3 $  RC
Trade Volume (Average Trades per Day in '000) 195 237 294
Non-Transaction Other Fixed Income Services 22.9 $   24.6 $  29.4 $  RC
Total Fixed Income 68.1 $   75.7 $  81.7 $
Total Revenues (Non-GAAP) 503.9 $ 514.4 $ 533.8 $
Transfer price adjustment 6.0 - -
Total Revenues (GAAP) 509.9 $ 514.4 $ 533.8 $
Outsourcing
Outsourcing 23.5 $   19.1 $  25.1 $  RC
# of Clients 4 5 6
Combined Revenues with Outsourcing (Non-GAAP) 533.4 $ 533.5 $ 558.9 $
(1) As of 1Q09, Equity Trade volume adjusted to exclude trades processed under fixed priced contracts.  Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue
(2) As of 2Q09, Equity Trade volume excluded trades per day for Lehman Brothers, Inc. to reflect the loss of the Lehman business and to provide a better historical comparison
(1)(2)

Proxy

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company's proxy materials.

Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.

Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

Transaction Reporting

Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

Fulfillment

Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Other Communications

Other – Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.

Broadridge®

35 Broadridge ICS Definitions